HARBOR FLORIDA BANCSHARES, INC.
                                                June 30,       September 30,
                                                  2005             2004
                                                  ----             ----
                                                      (In Thousands)
Selected Consolidated Financial Data:
    Total assets                              $ 2,935,329     $ 2,627,109

    Loans, gross                                2,197,315       1,908,971
    Allowance for loan losses                      19,291          17,802
     Net loans                                  2,178,024       1,891,169

    Loans held for sale                             8,687           2,438
    Interest-bearing deposits                      23,136           7,053
    Investment securities                         129,025         130,200
    Mortgage-backed securities                    419,269         443,060
    Goodwill                                        3,591           3,591
    Deposits                                    1,991,136       1,744,830
    FHLB advances                                 600,478         553,492
    Stockholders' equity                          311,604         286,644
    # of common shares outstanding                 23,905          23,789





                                                                 Three months ended               Nine months ended
                                                                      June 30,                         June 30,
                                                                      --------                         --------
                                                                2005            2004             2005             2004
                                                                ----            ----             ----             ----
                                                                         (In Thousands Except per Share Data)
Selected Consolidated Operating Data:
    Interest income                                         $  42,481       $  36,007        $ 120,727       $  105,242
    Interest expense                                           14,447          11,649           40,094           35,042
                                                            ---------       ---------        ---------       ----------
    Net interest income                                        28,034          24,358           80,633           70,200
    Provision for loan losses                                     463             503            1,450            1,302
                                                            ---------       ---------        ---------       ----------

    Net interest income after provision for loan losses        27,571          23,855           79,183           68,898
    Other Income:
      Fees and service charges                                  4,315           3,974           12,079           10,853
      Insurance commissions and fees                              899             923            2,393            2,529
      Gain on sale of mortgage loans                              601             297            1,633            1,707
      Gain on disposal of premises and equipment                   29             342              324              334
      Gain on sale of equity securities                             -           1,379                -            1,998
      Gain on sale of debt securities                              41               -               41              248
      Other                                                       171              50              278              320
                                                            ---------       ---------        ---------        ---------
    Total other income                                          6,056           6,965           16,748           17,989
    Other expenses:
       Compensation and benefits                                8,130           7,483           23,443           21,836
       Occupancy                                                1,964           1,773            5,636            5,109
       Other                                                    3,893           4,205           10,659           10,365
                                                            ---------       ---------        ---------       ----------
    Total other expenses                                       13,987          13,461           39,738           37,310
                                                            ---------       ---------        ---------       ----------
    Income before income taxes                                 19,640          17,359           56,193           49,577
    Income tax expense                                          7,701           7,090           22,009           19,689
                                                            ---------       ---------        ---------       ----------
    Net income                                              $  11,939       $  10,269        $  34,184       $   29,888
                                                            =========       =========        =========       ==========

    Net income per share:
       Basic                                                $    0.52       $    0.45        $    1.50       $     1.32
       Diluted                                              $    0.51       $    0.44        $    1.47       $     1.29


    Weighted average shares outstanding
       Basic                                                   22,839          22,610           22,763           22,606
       Diluted                                                 23,358          23,139           23,271           23,150

HARBOR FLORIDA BANCSHARES, INC.

                                                   Three months ended              Nine months ended
                                                          June 30,                      June 30,
                                                          --------                      --------
                                                    2005          2004           2005           2004
                                                    ----          ----           ----           ----
Selected Financial Ratios:
  Performance Ratios:
  Return on average assets (1)                      1.64 %         1.62 %         1.61 %           1.62 %
  Return on average stockholders' equity (1)       15.67 %        15.05 %        15.37 %          14.82 %
  Book value per share                         $   13.04       $  11.68      $   13.04       $    11.68
  Net interest rate spread (1)                      3.83 %         3.80 %         3.80 %           3.76 %
  Net interest margin (1)                           4.01 %         3.97 %         3.97 %           3.95 %
  Non-interest expense to average assets (1)        1.92 %         2.12 %         1.87 %           2.02 %
  Net interest income to non-interest
     expense (1)                                    2.00 x         1.81 x         2.03 x           1.88 x
  Average interest-earning assets to
     average interest-bearing liabilities         108.51 %       109.32 %       108.58 %         109.62 %
  Efficiency ratio (1)                             42.07 %        43.10 %        41.78 %          43.52 %


  Asset Quality Ratios:
  Non-performing assets to total assets             0.06 %         0.09 %         0.06 %           0.09 %
  Allowance for loan losses to
     total loans                                    0.89 %         0.95 %         0.89 %           0.95 %
  Allowance for loan losses to
     classified loans                             616.90 %       322.92 %       616.90 %         322.92 %
  Allowance for loan losses to
     non-performing loans                       1,192.22 %       838.13 %     1,192.22 %         838.13 %


  Capital Ratios:
  Average shareholders' equity to
     average assets                                10.44 %        10.73 %        10.49 %          10.91 %
  Shareholders' equity to assets
     at period end                                 10.62 %        10.72 %        10.62 %          10.72 %

  (1) Ratio is annualized.



                                                      Three months ended             Nine months ended
                                                            June 30,                       June 30,
                                                            --------                       --------
                                                     2005              2004           2005          2004
                                                     ----              ----           ----          ----
                                                                         (In Thousands)
Selected Average Balances:
     Total assets                              $  2,928,038     $  2,556,386   $  2,833,720   $  2,468,301
     Interest earning assets                      2,807,917        2,460,283      2,717,669      2,378,975
     Gross loans                                  2,153,949        1,780,361      2,030,148      1,704,192
     Stockholders' equity                           305,686          274,343        297,362        269,364
     Deposits                                     1,989,835        1,709,192      1,934,857      1,640,571

Asset Quality:
     Nonaccrual loans                                 1,618            2,083          1,618          2,083
     Net loan charge-offs (recovery)                     (6)               9            (39)            47

Loan Originations:
     Residential                                    292,369          245,395        687,385        571,769
     Commercial Real Estate                          67,640           70,346        207,662        175,143
     Consumer                                        55,591           49,822        140,738        121,448
     Commercial Business                             17,061           16,413         47,595         36,254

Loan Sales:                                          36,367           17,806         78,223         71,118


                                                                          For the three months ended
                                                                          --------------------------
                                                         June 30,   Mar. 31,     Dec. 31,     Sept. 30,    June 30,
                                                          2005        2005         2004         2004         2004
                                                          ----        ----         ----         ----         ----
                                                                      (In Thousands Except Per Share Data)
Selected Consolidated Operating Data:
  Interest income                                       $ 42,481    $ 39,916     $ 38,330     $ 36,843     $ 36,007
  Interest expense                                        14,447      12,841       12,805       12,385       11,649
                                                        --------    --------     --------     --------     --------
  Net interest income                                     28,034      27,075       25,525       24,458       24,358
  Provision for loan losses                                  463         538          450          350          503
                                                        --------    --------     --------     --------     --------

  Net interest income after provision for loan losses     27,571      26,537       25,075       24,108       23,855
  Other Income:
    Fees and service charges                               4,315       4,091        3,672        4,035        3,974
    Insurance commissions and fees                           899         850          645          863          923
    Gain on sale of mortgage loans                           601         564          468          553          297
    Gain (loss) on disposal of premises and equipment         29          (8)         303            -          342
    Gain on sale of equity securities                          -           -            -            -        1,379
    Gain on sale of debt securities                           41           -            -            -            -
    Other                                                    171          52           55          107           50
                                                        --------    --------     --------     --------     --------
  Total other income                                       6,056       5,549        5,143        5,558        6,965
  Other expenses:
     Compensation and benefits                             8,130       7,828        7,485        7,356        7,483
     Occupancy                                             1,964       1,877        1,795        1,922        1,773
     Other                                                 3,893       3,568        3,198        3,279        4,205
                                                        --------    --------     --------     --------     --------
  Total other expenses                                    13,987      13,273       12,478       12,557       13,461
                                                        --------    --------     --------     --------     --------
  Income before income taxes                              19,640      18,813       17,740       17,109       17,359
  Income tax expense                                       7,701       7,358        6,950        6,002        7,090
                                                        --------    --------     --------     --------     --------
  Net income                                            $ 11,939    $ 11,455     $ 10,790     $ 11,107     $ 10,269
                                                        ========    ========     ========     ========     ========

  Net income per share:
     Basic                                              $   0.52    $   0.50     $   0.48     $   0.49     $   0.45
     Diluted                                            $   0.51    $   0.49     $   0.46     $   0.48     $   0.44


HARBOR FLORIDA BANCSHARES, INC.


                                                                                  Three months ended June 30,
                                                                                  ---------------------------
                                                                      2005                                      2004
                                                                      ----                                      ----
                                                       Average      Interest &       Yield/        Average    Interest &   Yield/
                                                       Balance       Dividend         Rate         Balance     Dividend     Rate
                                                       -------       --------         ----         -------     --------     ----
                                                                                   (Dollars in Thousands)
Analysis of Net Interest Income:
        Assets:
        Interest-earning assets :
           Interest-bearing deposits                  $   37,719    $      267          2.80 %   $    7,047   $       17      0.94 %
           Investment securities                         179,477         1,337          2.98        186,089        1,216      2.62
           Mortgage-backed securities                    436,772         4,137          3.79        486,786        4,726      3.88
           Mortgage loans                              1,847,647        31,133          6.74      1,520,536       25,677      6.76
           Other loans                                   306,302         5,607          7.34        259,825        4,371      6.77
                                                      ----------    ----------    ----------     ----------   ----------  --------
        Total interest-earning assets                  2,807,917        42,481          6.06      2,460,283       36,007      5.86
        Total noninterest-earning assets                 120,121    ----------    ----------         96,103   ----------  --------
                                                      ----------                                 ----------
        Total assets                                  $2,928,038                                 $2,556,386
                                                      ==========                                 ==========

        Liabilities and Stockholders' Equity:
        Interest-bearing liabilities
           Deposits:
              Transaction accounts                    $  875,119    $    1,297          0.43 %   $  706,976   $      646      0.37 %
              Passbook savings                           195,868           194          0.40        158,790          102      0.26
              Official checks                             16,305             -             -         15,690            -         -
              Certificate accounts                       902,543         6,452          2.87        827,736        5,067      2.46
                                                      ----------    ----------    ----------     ----------   ----------  --------
              Total deposits                           1,989,835         7,943          1.60      1,709,192        5,815      1.37
           FHLB advances                                 597,755         6,504          4.31        540,478        5,822      4.27
           Other borrowings                                    -             -             -            814           12      6.00
                                                      ----------    ----------    ----------     ----------   ----------  --------
        Total interest-bearing liabilities             2,587,590        14,447          2.23      2,250,484       11,649      2.05
        Noninterest-bearing liabilities                   34,762    ----------    ----------         31,559   ----------  --------
                                                      ----------                                 ----------
        Total liabilities                              2,622,352                                  2,282,043
        Stockholders' equity                             305,686                                    274,343
                                                      ----------                                 ----------
        Total liabilities and
           stockholders' equity                       $2,928,038                                 $2,556,386
                                                      ==========                                 ==========
        Net interest income/
           interest rate spread                                     $   28,034          3.83 %                $   24,358      3.80 %
                                                                    ==========    ==========                  ==========  ========
        Net interest-earning assets/
           net  interest margin                       $  220,327                        4.01 %   $  209,799                   3.97 %
                                                      ==========                  ==========     ==========               ========
        Interest-earning assets to
           interest-bearing liabilities                                               108.51 %                              109.32 %
                                                                                  ==========                              ========


HARBOR FLORIDA BANCSHARES, INC.


                                                                                 Nine months ended June 30,
                                                                                 --------------------------
                                                                        2005                                     2004
                                                                        ----                                     ----
                                                        Average      Interest&       Yield/        Average    Interest &    Yield/
                                                        Balance      Dividend         Rate         Balance     Dividend      Rate
                                                        -------      --------         ----         -------     --------      ----
                                                                                   (Dollars in Thousands)
Analysis of Net Interest Income:
        Assets:
        Interest-earning assets :
           Interest-bearing deposits                  $   54,042    $      912          2.22 %   $   10,444   $       72      0.91 %
           Investment securities                         177,846         3,748          2.81        236,774        4,578      2.58
           Mortgage-backed securities                    455,633        13,072          3.83        427,564       12,719      3.97
           Mortgage loans                              1,736,988        87,277          6.70      1,457,801       75,324      6.89
           Other loans                                   293,160        15,718          7.17        246,391       12,549      6.80
                                                      ----------    ----------    ----------     ----------   ----------  --------
        Total interest-earning assets                  2,717,669       120,727          5.93      2,378,974      105,242      5.90
        Total noninterest-earning assets                 116,051    ----------    ----------         89,327   ----------  --------
                                                      ----------                                 ----------
        Total assets                                  $2,833,720                                 $2,468,301
                                                      ==========                                 ==========

        Liabilities and Stockholders' Equity:
        Interest-bearing liabilities
           Deposits:
              Transaction accounts                    $  845,610    $    3,421          0.51 %   $  651,243   $    1,929      0.40 %
              Passbook savings                           193,523           460          0.32        151,376          298      0.26
              Official checks                             22,235             -             -         15,838            -         -
              Certificate accounts                       873,489        17,576          2.69        822,114       15,334      2.49
                                                      ----------    ----------    ----------     ----------   ----------  --------
              Total deposits                           1,934,857        21,457          1.48      1,640,571       17,561      1.43
           FHLB advances                                 567,584        18,620          4.33        528,719       17,444      4.34
           Other borrowings                                  423            17          5.45            832           37      6.01
                                                      ----------    ----------    ----------     ----------   ----------  --------
        Total interest-bearing liabilities             2,502,864        40,094          2.13      2,170,122       35,042      2.14
        Noninterest-bearing liabilities                   33,494    ----------    ----------         28,815   ----------  --------
                                                      ----------                                 ----------
        Total liabilities                              2,536,358                                  2,198,937
        Stockholders' equity                             297,362                                    269,364
                                                      ----------                                 ----------
        Total liabilities and
           stockholders' equity                       $2,833,720                                 $2,468,301
                                                      ==========                                 ==========
        Net interest income/
           interest rate spread                                     $   80,633          3.80 %                $   70,200      3.76 %
                                                                    ==========    ==========                  ==========  ========
        Net interest-earning assets/
           net  interest margin                       $  214,806                        3.97 %   $  208,853                   3.95 %
                                                      ==========                  ==========     ==========               ========
        Interest-earning assets to
           interest-bearing liabilities                                               108.58 %                              109.62 %
                                                                                  ==========                              ========